UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 20, 2021

iCap Vault 1, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-236458	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3535 Factoria Blvd. SE, Suite 500

Bellevue, WA 98006

(Address of principal executive offices)

(425) 278-9030

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

Indicate by check mark whether each registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01.	Other Events.

On May 20, 2021, Vault Holding, LLC (“Holding”), a wholly owned subsidiary of iCap Vault 1, LLC (the “Company”), made a loan to 725 Broadway, LLC, an affiliated entity (“725 Broadway”), in the amount of $1,200,000, in exchange for a promissory note, dated May 17, 2021, secured by a deed of trust on property owned by 725 Broadway and bearing interest of 10% per annum. The note matures on December 1, 2022. As of May 26, 2021, $1,000,000 of the $1,200,000 principal amount of the loan has been funded.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iCap Vault 1, LLC
	By:	iCap Vault Management, LLC, its manager

Dated: May 26, 2021	By:	/s/ Chris Christensen
Chris Christensen
Chief Executive Officer